ALPS ETF TRUST

SPROTT GOLD MINERS ETF (NYSE ARCA: SGDM)

SPROTT JUNIOR GOLD MINERS ETF (NYSE ARCA: SGDJ)

SUPPLEMENT DATED JULY 19, 2019 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2019, AS
SUPPLEMENTED

At a shareholder meeting on July 8, 2019, shareholders of the Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Target Funds”) approved an Agreement and Plan of Reorganization with respect to each Target Fund (the “Agreements”), providing for the reorganization of the Target Funds into corresponding series of the Sprott ETF Trust (the “Acquiring Funds”). Pursuant to the Agreements, the Target Funds were reorganized into the Acquiring Funds, effective July 19, 2019. Accordingly, all references to the Target Funds herein are removed.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE